UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): September 26, 2005

                           SAFETEK INTERNATIONAL, INC.
                           ---------------------------
             (Exact name of Registrant as specified in its charter)


           Delaware                      33-22175                75-2226896
           --------                      --------                ----------
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
        incorporation)                                       Identification No.)

                                 23 Aminadav St.
                             Tel Aviv, Israel, 67898
                             -----------------------

                    (Address of principal executive offices)

                                 +972-3-561-3465
              (Registrant's Telephone Number, Including Area Code)


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Section 4 - Matters Related to Accountants and Financial Statements
Item 4.01.  Changes in Registrant's Certifying Accountant.

On September 27, 2005, Safetek International, Inc. (the "Registrant") retained Price Waterhouse Coopers as its principal independent accountants. The decision to retain Price Waterhouse Coopers was recommended and approved by the Registrant's Board of Directors.

During the Registrant's two most recent fiscal years and through September 27, 2005:

(1) The Registrant did not consult Price Waterhouse Coopers regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Registrant's financial statements;

(2) Neither a written report nor oral advice was provided to the Registrant by Price Waterhouse Coopers that they concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; and

(3) The Registrant did not consult Price Waterhouse Coopers regarding any matter that was either the subject of a "disagreement" (as defined in Item 304(a)(1)(iv) of Regulation S-B and the related instructions) or any of the reportable events set forth in Item 304(a)(1)(iv)(B) of Regulation S-B.

Section 8 - Other Events
Item 8.01.  Other Events.

As previously disclosed on the Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on August 11, 2005, the Registrant and Matrix Pharma, Inc., a Delaware corporation ("Matrix"), had entered into a Term Sheet (the "Term Sheet"), dated August 9, 2005. The Term Sheet is a non-binding document and the closing was made subject to the execution of mutually acceptable definitive agreements by September 30, 2005. Pursuant to the Term Sheet, at the closing, Matrix is to grant the Registrant an exclusive license in all of Matrix's intellectual property rights in its Thrombin inhibition compounds. The Registrant and Matrix also agreed to jointly develop a research and development program for the development of products based on the Thrombin inhibition compounds and their approval by the federal Food and Drug Administration. Among other things, at the closing, the Registrant is to pay to Matrix $60,000 as an advance towards the funding of the first stage of the research and development program (the $60,000 Advance").

On September 26, 2005, the Registrant and Matrix entered into a Side Letter Agreement (the "Letter Agreement") extending the date by which a definitive agreement must be agreed to from September 30, 2005 to October 31, 2005. In consideration for such extension of the closing date, the Registrant agreed to pay the $60,000 Advance prior to the closing, as follows: (a) $25,000 upon execution of the Letter Agreement; (b) $20,000 upon the signing of a definitive agreement; and (c) $15,000 at the closing. If a definitive agreement is not signed by the Registrant and Matrix on or before October 31, 2005, then any amounts paid by the Registrant to Matrix pursuant to the Letter Agreement shall be returned to the Registrant within 60 days of the Registrant's notice.

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

Section 9-Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of business acquired.    Not Applicable
(b) Pro forma financial information.              Not Applicable
(c) Exhibits                                      Not Applicable



































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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    SAFETEK INTERNATIONAL, INC.
                                    (Registrant)


                                    By:    /s/ Shay Goldstein
                                           ------------------------
                                    Name:  Shay Goldsten,
                                    Title: Chairman, Chief Executive Officer,
                                           Secretary, and Director


Date: September 28, 2005





























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